UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant’s telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 17, 2020, ChoiceOne Financial Services, Inc. ("ChoiceOne") and Community Shores Bank Corporation ("Community Shores") issued a joint press release announcing that Community Shores' shareholders have approved the merger of Community Shores with and into ChoiceOne (the "Merger") pursuant to the Agreement and Plan of Merger dated as of January 3, 2020. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This report may contain forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements reflect current beliefs as to the expected outcomes of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward-looking statements. Furthermore, neither ChoiceOne nor Community Shores undertake any obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Such risks, uncertainties and assumptions, include, among others, the following:

•	the impacts of the global coronavirus outbreak (COVID-19), in particular in the United States and Michigan;
•	the failure of Community Shores to satisfy any of the remaining closing conditions to the transaction, on a timely basis or at all;
•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
•	the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where ChoiceOne and Community Shores do business, or as a result of other unexpected factors or events;
•	the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;
•	diversion of management’s attention from ongoing business operations and opportunities;
•	potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; and
•	the outcome of any legal proceedings that may be instituted against ChoiceOne or Community Shores.

Additional risk factors include, but are not limited to, the risk factors described in ChoiceOne's Registration Statement on Form S-4 (file no. 333-237227), Item 1A in ChoiceOne Financial Services, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019 and in Item 1A in ChoiceOne Financial Service, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated June 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 17, 2020	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas L. Lampen
Thomas L. Lampen Its Treasurer